FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) October 28, 2003




                 Brown-Benchmark Properties Limited Partnership
             (Exact Name of Registrant as Specified in its Charter)



        Delaware                       000-16698              31-1209608
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of incorporation)                                    Identification Number)


   300 East Lombard Street, Baltimore, Maryland                 21202
     (Address of Principal Executive Offices)                 (Zip Code)


       Registrant's telephone number, including area code: (410) 727-4083


               225 East Redwood Street, Baltimore, Maryland 21202
         (Former name or former address, if changed since last report.)

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP


                                      Index

                                                                      Page(s)

Item 1   Changes in Control of Registrant                          Inapplicable

Item 2   Acquisition or Disposition of Assets                            1

Item 3   Bankruptcy or Receivership                                Inapplicable

Item 4   Changes in Registrant's Certifying Accountant             Inapplicable

Item 5   Other Events                                              Inapplicable

Item 6   Resignations of Registrant's Directors                    Inapplicable

Item 7   Financial Statements and Exhibits:

                  Narrative                                              1
                  Pro Forma Balance Sheet as of June 30, 2003            2
                  Pro Forma Statement of Operations for the six
                           months ended June 30, 2003                    3
                  Pro Forma Statement of Operations for the year
                           ended December 31, 2002                       4
                  Notes to Pro Forma Financial Statements                5


Item 8   Change in Fiscal Year                                     Inapplicable

Item 9   Sales of Equity Securities Pursuant to Regulation S       Inapplicable

Signatures                                                               6

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP



Item 2.  Acquisition or Disposition of Assets

The Partnership sold all three of its properties through October 28, 2003.

On October 10, 2003, the Partnership sold its Woodhills 186-unit residential multifamily apartment complex, located in West Carrollton, Montgomery County, Ohio, for $6,900,000. The Partnership's investment in the property was $3,153,052, net of depreciation of $4,743,426 at June 30, 2003. The sale of this property was reported on Form 8-K on October 10, 2003.

On October 15, 2003, the Partnership sold its Oakbrook 181-unit residential multifamily apartment complex, located in Reynoldsburg, Franklin County, Ohio, for $6,850,000. The Partnership's investment in the property was $3,313,367, net of depreciation of $4,553,264 at June 30, 2003. The sale of this property was reported on Form 8-K on October 10, 2003.

On October 28, 2003, the Partnership sold its Deerfield 223-unit residential multifamily apartment complex, located in Union Township (greater Cincinnati area, Ohio,) for $10,600,000. The Partnership's investment in the property was $4,359,772, net of depreciation of $5,526,409 at June 30, 2003.

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma Balance Sheet assumes the sales of the Woodhills, Oakbrook and Deerfield properties as of June 30, 2003. The unaudited proforma Statements of Operations assumes the sales of the properties on January 1, 2003, and January 1, 2002.

This information should be read in conjunction with the Partnership's Form 10-K for the year ended December 31, 2002 and its Form 10-Q for the period ended June 30, 2003.

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP
                             Pro Forma Balance Sheet
                                    Unaudited

                                                        June 30,
                                                          2003             Pro Forma                  Pro Forma
                                                       Historical         Adjustments                  Results
                                                    ---------------  --------------------         ----------------

Assets
  Investment in real estate                         $   10,826,191   $       (10,826,191) (1)     $             -
  Cash and cash equivalents                                264,946               (28,284) (2)             236,662
  Other assets
    Accounts receivable                                     29,817               (29,817) (2)                   -
    Prepaid expenses                                       127,672              (127,672) (2)                   -
    Escrow for real estate taxes                           162,393              (162,393) (2)                   -
                                                      -------------  --------------------         ----------------
                                                    $   11,411,019   $       (11,174,357)         $       236,662
                                                    ===============  ====================         ================


Liabilities and Partners' Capital
  Liabilities
    Accounts payable and accrued expenses           $      569,699   $          (556,062) (2)     $        13,637
    Tenant security deposits                               149,707              (149,707) (2)                   -
    Due to affiliate                                        17,502                                         17,502
    Mortgage loans payable                              13,033,290           (13,033,290) (2)                   -
                                                    ---------------    ------------------         ----------------
                                                        13,770,198           (13,739,059)                  31,139
                                                    ---------------    ------------------         ----------------


  Partners' Capital
    General Partners                                      (260,786)               51,294 (1&2)           (209,492)
    Assignor Limited Partner:
      Assignment of Limited Partnership
        Interests - $25 stated value per unit,
        500,000 units outstanding                       (2,013,413)            2,513,207 (1&2)            499,794
    Limited Partnership Interests-
      $25 stated value per unit,
      40 units outstanding                                 (85,080)                  201 (1&2)            (84,879)
    Subordinated Limited Partner                               100                     - (1&2)                100
                                                    ---------------  --------------------         ----------------
                                                        (2,359,179)            2,564,702                  205,523
                                                    ---------------  --------------------         ----------------
                                                    $   11,411,019   $       (11,174,357)         $       236,662
                                                    ===============  ====================         ================


                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP
                        Pro Forma Statement of Operations
                                    Unaudited

                                                          Six Mos.
                                                          June 30,
                                                            2003             Pro Forma              Pro Forma
                                                         Historical         Adjustments              Results
                                                     -----------------  -----------------       ---------------
Revenues
  Rental income                                      $      2,115,321   $     (2,115,321)(3)    $            -
  Interest income                                                 608                                      608
                                                     -----------------  -----------------       ---------------
                                                            2,115,929         (2,115,321)                  608
                                                     -----------------  -----------------       ---------------

Expenses
  Compensation and benefits                                   226,279           (226,279)(3)                 -
  Utilities                                                   153,581           (153,581)(3)                 -
  Property taxes                                              217,741           (217,741)(3)                 -
  Maintenance and repairs                                     260,465           (260,465)(3)                 -
  Property management fee                                      91,622            (91,622)(3)                 -
  Advertising                                                  36,887            (36,887)(3)                 -
  Insurance                                                    55,479            (55,479)(3)                 -
  Other                                                        52,762            (52,762)(3)                 -
  Administrative and professional fees                         51,595                                   51,595
  Interest expense                                            471,306           (471,306)(3)                 -
  Depreciation of property and equipment                      468,180           (468,180)(3)                 -
                                                     -----------------  -----------------       --
                                                                                                  -------------
                                                            2,085,897         (2,034,302)               51,595
                                                     -----------------  -----------------       ---------------

Net earnings (loss)                                  $         30,032   $        (81,019)(4)    $      (50,987)
                                                     =================  =================       ===============

Net earnings (loss) per unit of assignee and
  limited partnership interest-basic                 $           0.06   $          (0.16)       $        (0.10)
                                                     =================  =================       ===============

Cash distributions per unit of assignee and
  limited partnership interests                      $           0.37   $          (0.37)(5)    $            -
                                                     =================  =================       ===============

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP
                        Pro Forma Statement of Operations
                                    Unaudited

                                                         Twelve Mos.
                                                           Dec. 31,
                                                            2002              Pro Forma               Pro Forma
                                                          Historical         Adjustments               Results
                                                     ------------------  ------------------      ------------------
Revenues
  Rental income                                      $       4,051,334   $      (4,051,334)(3)   $               -
  Interest income                                                1,715                                       1,715
                                                     ------------------  ------------------      ------------------
                                                             4,053,049          (4,051,334)                  1,715
                                                     ------------------  ------------------      ------------------

Expenses
  Compensation and benefits                                    444,203            (444,203)(3)                   -
  Utilities                                                    318,909            (318,909)(3)                   -
  Property taxes                                               375,173            (375,173)(3)                   -
  Maintenance and repairs                                      466,439            (466,439)(3)                   -
  Property management fee                                      182,060            (182,060)(3)                   -
  Advertising                                                   66,817             (66,817)(3)                   -
  Insurance                                                    118,479            (118,479)(3)                   -
  Other                                                        104,627            (104,627)(3)                   -
  Administrative and professional fees                         103,811              (1,737)(3)             102,074
  Interest expense                                           1,061,400          (1,061,400)(3)                   -
  Depreciation of property and equipment                       954,191            (954,191)(3)                   -
  Amortization of loan fees                                     10,340             (10,340)(3)                   -
                                                     ------------------  ------------------      --
                                                                                                   ----------------
                                                             4,206,449          (4,104,375)                102,074
                                                     ------------------  ------------------      ------------------

Net earnings (loss)                                  $        (153,400)  $          53,041 (4)   $        (100,359)
                                                     ==================  ==================      ==================

Net earnings (loss) per unit of assignee and
  limited partnership interest-basic                 $           (0.30)  $            0.10       $           (0.20)
                                                     ==================  ==================      ==================

Cash distributions per unit of assignee and
  limited partnership interests                      $            1.31   $           (1.31)(5)   $               -
                                                     ==================  ==================      ==================

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP
                     Notes to Pro Forma Financial Statements
                                    Unaudited


NOTE 1
The Partnership sold all three properties through October 28, 2003.

On October 10, 2003, the Partnership sold its Woodhills 186-unit residential multifamily apartment complex, located in West Carrollton, Montgomery County, Ohio, for $6,900,000. The Partnership's investment in the property was $3,153,052, net of depreciation of $4,743,426 at June 30, 2003.


On October 15, 2003, the Partnership sold its Oakbrook 181-unit residential multifamily apartment complex, located in Reynoldsburg, Franklin County, Ohio, for $6,850,000. The Partnership's investment in the property was $3,313,367, net of depreciation of $4,553,264 at June 30, 2003.


On October 28, 2003, the Partnership sold its Deerfield 223-unit residential multifamily apartment complex, located in Union Township (greater Cincinnati area, Ohio, for $10,600,000. The Partnership's investment in the property was $4,359,772, net of depreciation of $5,526,409 at June 30, 2003.

Investment in real estate and partners' capital have been adjusted to reflect the sales of the properties as of June 30, 2003.

NOTE 2
Cash, current assets, current liabilities and the mortgage loans payable have been adjusted to reflect reductions in these items as if the properties were sold as of June 30, 2003.

NOTE 3
The capital gain realized on the sales of the properties is not included in the pro forma statements of operations.

Rental income and expenses, including depreciation, have been adjusted in the statements of operations for the six months ended June 30, 2003, and the twelve months ended December 31, 2002, to reflect reductions in these items as if the properties were sold at the beginning of the year.

NOTE 4
The Partnership's income (loss) for income tax purposes differs from the income
(loss) for financial reporting purposes due to differences in the Partnership's computation of depreciation for income tax purposes. For income tax purposes real property, other than land, and personal property are being depreciated over 27 1/2 and 7 years, respectively, using the Modified Accelerated Cost Recovery System.

NOTE 5
Net earnings per unit and cash distributions per unit, as reflected in the pro forma statements of operations, for the six months ended June 30, 2003, and the twelve months ended December 31, 2002, are based upon 500,040 units outstanding.

Cash distributions per unit were derived from working capital reserves and net earnings from operations during the six months ended June 30, 2003, and the twelve months ended December 31, 2002.

                 BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP





                                   SIGNATURES





Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  BROWN-BENCHMARK PROPERTIES LIMITED PARTNERSHIP




DATE:  November 6, 2003           By:    /s/ John M. Prugh
                                  President
                                  Brown-Benchmark AGP, Inc.
                                  Administrative General Partner





DATE:  November 6, 2003           By:    /s/ Timothy M. Gisriel
                                  Treasurer
                                  Brown-Benchmark AGP, Inc.
                                  Administrative General Partner











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